UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Institutional Emerging Markets Equity Fund	April 30, 2014

Highlights

  Emerging markets stocks fell in the first half of our fiscal year amid more evidence of slowing growth in China and a currency sell-off in January.

  The Institutional Emerging Markets Equity Fund fell for the six months ended April 30, 2014, slightly trailing its benchmark index.

  China, Brazil, South Korea, and India represented our biggest country allocations. We sought to take advantage of market volatility by adding to high-conviction names during downturns and selling names that we believed had weaker growth prospects.

  Emerging markets’ underperformance relative to developed markets has been disappointing. However, we believe that it affords patient investors a good opportunity to build exposure to the asset class, which offers considerable upside potential over the long term.

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Equity Fund

Dear Investor

Emerging markets stocks declined over our six-month reporting period as evidence of slowing growth in China accumulated and a currency sell-off threatened to destabilize many markets early this year. Political turmoil across the developing world, including the Ukraine crisis, antigovernment protests in Thailand, and a corruption probe in Turkey, also hurt investor sentiment. Emerging markets stocks strengthened starting in February as risk appetite returned and most currencies recovered, but not enough to overcome the steep declines early in our fiscal year. In this challenging environment, the Institutional Emerging Markets Equity Fund returned -3.06% for the six months ended April 30, 2014. The fund slightly trailed its benchmark and its Lipper peer group average.

Russia was the chief detractor from performance. The fund had a slight overweight to Russia, which hurt returns as Russia’s currency and financial markets plummeted early this year amid rising tensions in Ukraine. In contrast, India contributed the most to returns. India’s domestic stock market rose to a record level near the end of our reporting period as polls increasingly showed that the main opposition Bharatiya Janata Party (BJP), led by prime ministerial candidate Narendra Modi, would take power in national elections ending in May.

We sought to position your fund to weather the increased market volatility following the Federal Reserve’s announcement last May that it would start tapering its years-long stimulus program. During times of market turbulence, we took advantage of price declines to buy companies that offered good long-term growth opportunities and eliminated positions that we believed lacked strong upside potential. While disappointed by the past six months’ underperformance, we believe that our efforts have produced a diversified portfolio of high-quality emerging markets growth stocks that are well positioned for good results over the long term.

At the end of April, the fund was underweight in emerging Asia and Latin America and roughly even with the benchmark in emerging Europe, the Middle East, and Africa (EMEA). The fund was overweight in the largest emerging markets of Brazil, Russia, India, and China. We also maintained small positions in a few companies domiciled in developed Europe that generate a significant portion of their profits in emerging markets. These off-benchmark holdings benefited performance for the period.

Our sector allocations continue to reflect our bias for areas driven by domestic consumption, which should see solid long-term growth as the middle class expands and incomes rise across the developing world. Consumer staples and consumer discretionary stocks accounted for our top overweight sectors. We added to our exposure to financials through initiating positions in a few South Korean banks. Our largest underweight sectors remain materials, energy, and telecommunication services due to our concerns about commodity prices and the lack of compelling growth opportunities in these areas.

Market Environment

Emerging markets stocks fell over the past six months as disappointing data in China, political unrest in several developing countries, and concerns about the looming end of the Fed’s prolonged easing campaign curbed risk appetite. Fears about emerging markets were reflected in currency weakness, particularly in countries most dependent on foreign investment to finance gaping current account deficits. The currency weakness came to a head in January, when many emerging markets currencies fell to multiyear or record lows. Most currencies and markets recovered starting in February as several central banks hiked interest rates and current account deficits improved in a few places.

Returns varied widely across the emerging markets universe. Russian stocks fared the worst, down more than 22%, as the Ukraine crisis unsettled investors already worried about Russia’s weak economy. China’s market shed more than 6% as data continued to show its economy is transitioning to slower growth. Brazil’s market sagged as its economy continued to deteriorate in the aftermath of the global commodities boom. Among gainers, Indian stocks rose the most, up 6.8%, amid election-induced optimism as investors anticipated a BJP victory. South African stocks advanced, but the country continues to suffer from deep problems including soaring unemployment, labor unrest in its mining sector, and slowing growth.

Portfolio Review

Asia
India contributed significantly to performance, led by holdings in ports operator Adani Port & Special Economic Zone and ICICI Bank. Taiwan and China lifted returns to a lesser extent. Catcher Technology, a Taiwanese parts supplier to Apple, and Chinese Internet company Tencent Holdings, which makes money largely from online games and messaging, led contributors in their respective markets. Our positioning in other Asian countries proved less helpful. South Korea detracted from returns largely due to our underweight to the country, whose market outperformed the benchmark. Mobile phone leader Samsung Electronics and personal care products maker LG Household & Health Care ranked among the largest detractors. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

South Korea remains a sizable underweight since its relatively developed economy offers few high-growth opportunities. However, we initiated positions in lenders Hana Financial Group and Shinhan Financial Group, two of our biggest purchases over the period. South Korean banks have long endured a tough operating environment amid low interest rates, an industrywide balance sheet cleanup in recent years, and adverse regulatory actions. We believe that these headwinds will subside this year as South Korea’s economy strengthens and Hana and Shinhan are well positioned to benefit from improving credit demand.

We maintained an overweight position in China (including Hong Kong-listed Chinese names), where our holdings are concentrated in areas driven by domestic demand, such as Internet and retail companies. Key positions in China include Tencent Holdings; Baidu, the dominant online search company; and Beijing Enterprises, a natural gas distributor controlled by the city’s municipal government. China’s slowing economy has created a tough operating environment for many businesses, but there are still many companies that continue to gain market share, deliver good earnings growth, and have excellent long-term growth potential. We started positions in natural gas distributor China Gas Holdings, which stands to benefit as China’s government encourages natural gas usage to curb air pollution, and in electricity producer Huaneng Power International for its attractive valuation and good dividend yield.

India was our largest overweight country at period-end. Since December 2013, India’s stock market repeatedly hit new highs as polls showing a likely BJP victory raised optimism that a new government would implement reforms to revive the economy, which has grown at a sluggish sub-5% pace for seven straight quarters. We are optimistic about reform potential under the new government given that the BJP’s landslide in May gives it the ability to pass legislation without a coalition in India’s lower house of parliament. While we think the recent rally has gotten ahead of itself in the near term, we believe India’s market could rise in the coming years if reforms are implemented and look forward to building our exposure. Our key positions in India include information technology services company Infosys and mortgage finance provider Housing Development Finance, which should benefit from India’s growing urbanization and young demographic profile.

Latin America
Brazil’s growth outlook grew progressively worse over the past year. Over the past six months, Brazil’s central bank repeatedly hiked interest rates and cut its growth forecasts for 2014 and 2015. The country suffered a major blow in March when Standard & Poor’s cut its credit rating to one notch above junk. Despite the poor economic backdrop, Brazil’s stock market has rallied since March as polls showed fading support for President Dilma Rousseff ahead of elections in October. Most analysts have faulted Rousseff for her interventionist policies and failing to revive Brazil’s flagging economy; hence, her diminishing lead has raised hopes for a more market-friendly government. We are closely monitoring events leading up to the election, whose results will likely have a material impact on Brazil’s economy and stock market in the near term, and have maintained an overweight to the country.

Significant positions in Brazil include Itau Unibanco, the country’s biggest bank by assets; department store retailer Lojas Renner; and state-backed oil producer Petrobras. These companies had a mixed effect on returns for the period, but they remain high-conviction holdings for their upside potential over the longer term. Itau is one of the highest-quality banks in Latin America, in our view, and has consistently generated double-digit earnings growth despite Brazil’s sluggish economy. Renner is a direct beneficiary of Brazil’s increasingly affluent middle class and has built a strong brand in a fragmented retail apparel market. Petrobras was a large detractor, but its valuation is very attractive and its energy production is expected to improve significantly this year after declining in 2013.

We maintained an underweight allocation to Mexico, where we think valuations are unattractive. Mexico’s stock market rose to a record in January 2013 but subsequently fell as the economy unexpectedly weakened, leading the central bank to repeatedly slash its growth forecasts and cut its benchmark interest rate to a record low last year. Despite this underweight, our largest purchase for the period was Southern Copper, which operates mines in Mexico and Peru and is controlled by conglomerate Grupo Mexico. Southern Copper stands out from other miners for its high-quality assets, low-cost growth, and solid free cash flow generation—desirable features that we seek in mining companies following the end of the global commodity supercycle. Strong copper demand in the medium term, combined with Southern Copper’s ramp-up in production in the coming years, should help drive its stock price.

Europe, Middle East, and Africa
Russia has long anchored our holdings in the EMEA region. We have a positive view of select companies exposed to domestic consumption, which remains resilient despite Russia’s lackluster economy and the dominance of inefficient, government-controlled companies. Our holdings are high-quality, consumer-driven businesses, but these companies suffered from heightened risk aversion as investors worried about the country’s annexation of the Crimea region and the impact of sanctions from the West. While the Ukraine crisis will have a negative impact on Russia’s economy in the near term, we believe that valuations of Russian stocks have become increasingly attractive and represented a good buying opportunity. We maintained large positions in Magnit and Sberbank of Russia, the country’s largest food retailer and bank, respectively. Magnit has excellent management and continues to report impressive revenue growth. Sberbank is majority owned by Russia’s government but is a rare example of a state-controlled company managed by a team of professionals devoted to shareholder returns. Our outlook for Russia assumes that the Ukraine crisis will subside over time, and we believe we are well positioned for a recovery if tensions in the region improve. But if the conflict worsens and the U.S. and Europe implement more sanctions against Russia, our holdings should be able to weather a deeper economic slowdown.

The United Arab Emirates (UAE) and Qatar helped returns due to the strong performance of both markets, which are not held in the benchmark. Stocks in the UAE and Qatar rallied roughly 62% and 32%, respectively, driven by the UAE’s improving economic fundamentals and MSCI’s decision last spring to upgrade both countries from frontier to emerging markets status at the end of May 2014. Our positions in Qatar National Bank and UAE developer Emaar Properties ranked among the biggest contributors. We bought Emaar for its strong growth outlook driven by housing demand outstripping supply in Dubai, the UAE’s financial and cultural center. We also purchased National Bank of Kuwait (NBK), a high-quality, conservatively managed bank that is poised to benefit from strong loan demand in Kuwait, where most banks have only recently recovered from the excesses of the 2008 global financial crisis. NBK is the country’s largest lender, and its shares traded at historically cheap levels when we initiated our position in this year’s first quarter.

Outlook

The recent performance of emerging markets stocks has been disappointing, but we believe that the long-term reasons for investing in the asset class are intact. Rising consumption, an expanding middle class, declining poverty, and real wage growth remain the drivers of huge economic potential in the developing world. Additionally, emerging markets are trading at a significant discount on an absolute and relative basis, making current valuations compelling for long-term investors. Finally, most emerging markets have stronger financial positions, larger currency reserves, and more flexible foreign exchange policies than they did a decade ago. While a return to double-digit annual growth rates in China and India seems unlikely, most emerging markets are still expanding faster than developed ones and offer plenty of excellent growth opportunities over the long term.

In the near term, significant risks for emerging markets include a worse-than-expected economic slowdown in China or a breakdown in its financial system; an unexpected rise in risk aversion; and a sharp rise in U.S. interest rates due to Fed tapering, which would exacerbate capital outflows from emerging markets. Political risk has increased in many countries holding elections in the coming months, though we believe that new governments in some cases would push through market-oriented reforms.

Over the longer term, we believe that careful stock selection will become increasingly important for emerging markets investors. In recent years, we have noted significant dispersion in the returns of emerging markets stocks even within the same country and industry. For years, China’s rapid growth and the global commodities boom drove emerging markets performance. Now that these growth tailwinds have faded, we believe that investing in the right countries and in the right companies will be crucial for producing good returns. We remain focused on positioning your fund for good long-term performance.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 20, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/14	Value 10/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 6	$ 6,652	$ 23,467
Totals			$ 6	$ 6,652	$ 23,467

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 6,652
Dividend income	6
Interest income	-
Investment income	$ 6
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $783,923)	$	989,843
Foreign currency (cost $5,510)		5,598
Receivable for investment securities sold		2,397
Dividends receivable		1,928
Receivable for shares sold		191
Cash		49
Other assets		1,994
Total assets		1,002,000
Liabilities		
Investment management and administrative fees payable		953
Payable for shares redeemed		604
Payable for investment securities purchased		498
Other liabilities		1,938
Total liabilities		3,993
NET ASSETS	**$**	**998,007**
Net Assets Consist of:		
Undistributed net investment income	$	1,056
Accumulated undistributed net realized loss		(242,024)
Net unrealized gain		206,001
Paid-in capital applicable to 33,808,364 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		1,032,974
NET ASSETS	**$**	**998,007**
NET ASSET VALUE PER SHARE	**$**	**29.52**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2014 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares The fund invests in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through Price Associates, which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $110,340,000 and $151,924,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $202,780,000 of available capital loss carryforwards, which expire as follows: $20,924,000 in fiscal 2016, $124,951,000 in fiscal 2017, $2,830,000 in fiscal 2018, and $1,881,000 in fiscal 2019; $52,194,000 have no expiration.

At April 30, 2014, the cost of investments for federal income tax purposes was $806,043,000. Net unrealized gain aggregated $183,881,000 at period-end, of which $237,463,000 related to appreciated investments and $53,582,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $4,301,000 of foreign capital loss carryforwards, including $2,759,000 that expire in 2017, $870,000 that expire in 2020, and $672,000 that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At April 30, 2014, approximately 19% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 232,470 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any non-recurring extraordinary expenses that may arise. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014